UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook Page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending Published by Global Strategy Group 3 mins We have a plan to sustainably improve ADP’s business that only proposes changes that are in the company’s and shareholders’ long-term best interest. You can read more about in here - http://adpascending.com/ /Pershing-Square -ADP-Shareholder then be sure to #Vote GOLD by November 7th Our case for transforming ADP into a more efficient, profitable and competitive company is straightforward: For many years, ADP has underperformed its potential. ADP has a substantial opportunity for improvement. ADP’s underperformance can be fixed without increasing risk. Proxy materials Pershing Square Capital Management. L.P. and certain of its affiliated funds (collectively. “Pershing Square”) have filled with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying Gold Proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (“ADP”) and the election of a state of director nominees at the Annual Meeting(the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., 48 Wall Street, 22nd Floor, New York 10005 (Call Collect (212) 269-5580; Call Toll Free: (868) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd, and Pershing Square VI Master, L.P. may be deemed “ participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

ADP Ascending Published by Global Strategy Group- 1 min For many Years. ADP has underperformed its potential. Now, there is a significant opportunity for improvement. Shareholders can have a powerful voice in catalyzing ADP to dramatically improve its performance. Proxy materials Pershing Square Capital Management. L.P. and certain of its affiliated funds (collectively. “Pershing Square”) have filled with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying Gold Proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (“ADP”) and the election of a state of director nominees at the Annual Meeting(the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., 48 Wall Street, 22nd Floor, New York 10005 (Call Collect (212) 269-5580; Call Toll Free: (868) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd, and Pershing Square VI Master, L.P. may be deemed “ participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting. How You Can Help Unlock ADP”s Potential ADP has an incredible opportunity to became a better business through transformational change. Retail investors, as the company’s largest collective share Youtube.com

ADP Ascending Published by Global Strategy Group [?] Just now “The issue for shareholders is not how well [ADP] has done over the past, the issue is how well it’s going to do in the future.” Watch Bill Ackman’s full interview with CNBC’s Scott Wapner on ADP’s future and learn why you should vote GOLD to unlock ADP’s future potential. Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1) YOUTUBE.COM

Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

ADP Ascending ADP ASCENDING @ADP ascending ICYMI Read our proposal to transform $ADP. The case is clear #VoteGOLD Adpascending.com/content/upload SEC Disclaimer: adpascending.com/proxy material 8:12 AM 23 Sep 2017

ADP ASCENDING ADP Ascending @ADPascending .@BillAckman explains the opportunity to transform $ADP. Learn more: adpascending.com #VoteGOLD
0:04 / 0:15
9:46 AM - 25 Sep 2017

ADP ASCENDING ADP Ascending @ADPascending ADP shareholders #VoteGold to help $ADP reach its full potential. Read more: adpascending.com
0:05 / 0:16
9:35 AM - 25 Sep 2017

ADP Ascending @ADP ascending Watch @BillAckman’s interview w @ScottWapnerCNBC on how $ADP can improve youtube.com/watch?v=tDdxRt... (1/4) BillAckman on CNBC with Scott Wapner September 20, 20… 9:05 AM-25 Sep 2017

ADP Ascending
@ADPascending

Replying to @ADPascending @BillAckman @ScottWapnerCNBC

"The issue for shareholders is not how well [$ADP] has done over the past..." @BillAckman (2/4)

9:05 AM - 25 Sep 2017

1

ADP Ascending @ADP ascending Replying to @ADP ascending @ BillAckman @ScottWapnerCNBC “$ADP has massively underperformed its potential.” #VoteGOLD @BillAckman (4/4) 9:06 AM – 25 Sep 2017

ADP Ascending @ADP ascending Replying to @ADP ascending @Bill Ackman @ScottWapnerCNBC “…the issue is how well it’s going to do in the future.” @BillACKman (3/4) 9:06 AM – 25 Sep 2017

ADP ASCENDING ADP Ascending @ADP ascending Read our response to $ADP’s Sept. 12 presentation here: adpascending.com/content/upload … 10:53 AM – 25 Sep 2017

ADP ASCENDING ADP Ascending @ADP ascending $ADP claims its TSR is 203% but it’s actually 141%. Read more: Pershing Square Releases Detailed Response to ADP’s Sep… Pershing Square Capital Management, L.P. (“Pershing Square”) today published a detailed response to ADP’s (NASDAQ: ADP) September 12 business wire com 10:56 AM – 25 Sep 2017

Pershing Square Capital Management, L.P. and certain affiliates have placed the following advertisements on Google:

Improve ADP Today - Strengthen ADP’s Board - adpascending.com
Ad www.adpascending.com/
Learn how ADP can eliminate waste and increase dividends Reactions How to Vote Investor Materials The Nominees

Strengthen ADP’s Board Today - Accelerate Earnings Growth
Ad www.adpascending.com/
Learn more about Pershing Square’s Nominees for ADP’s Transformation Reactions Investor Materials The Nominees How to Vote

Pershing Square Capital Management, L.P. and certain affiliates have placed the following advertisements on YouTube:

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.